Lincoln National Corporation
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on Thursday, May 26, 2011

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/lnc

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Lincoln National Corporation
If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 12, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:       1-888-313-0164
         (outside of the U.S. and Canada call 201-680-6688)

Email:                 shrrelations@bnymellon.com
          (you must reference your 11-digit control number in your email)

Internet:            http://www.proxyvoting.com/lnc

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Lincoln National Corporation Shareholders:

The 2011 Annual Meeting of Shareholders of Lincoln National Corporation (the “Company”) will be held at the Ritz-Carlton Hotel, 10 Avenue of the Arts, Philadelphia, Pennsylvania 19102, on Thursday, May 26, 2011, at 9:00 a.m. (local time).

Proposals to be considered at the 2011 Annual Meeting include:

(1)	to elect three Directors to serve until the 2014 Annual Meeting;
(2)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011;
(3)	to approve an amendment to the Company’s Restated Articles of Incorporation to allow shareholders to amend the bylaws;
(4)	to approve an advisory proposal on the Company's 2010 Executive Compensation as disclosed in the Proxy Statement;
(5)	to respond to an advisory proposal regarding the frequency (every one, two or three years) of future advisory proposals on the Company’s Executive Compensation; and
(6)	to consider and act upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Items 1, 2, 3 and 4.
The Board of Directors recommends a “ONE YEAR” frequency for Item 5.

The Board of Directors has fixed the close of business on March 21, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER ê
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	è

Shareholders of record as of the Record Date are cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting, where you may vote in person, can be found on our website, www.lfg.com.

Meeting Location:
The Ritz-Carlton Hotel
10 Avenue of the Arts
Philadelphia, PA 19102

The following Proxy Materials are available for you to review online:
•	the Company’s 2011 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials);
•	the form of electronic proxy card; and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:            1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:                      shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:                 http://www.proxyvoting.com/lnc

The Proxy Materials for Lincoln National Corporation are available to review at:

http://www.proxyvoting.com/lnc

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

On the landing page of the above website in the box labeled "To Vote Your Shares by Internet"
click on “Vote Now” to access the electronic proxy card and
vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.